UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon High Yield Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon High Yield Fund

ANNUAL REPORT December 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through December 31, 2022, as provided by the fund’s primary portfolio managers, Chris Barris and Kevin Cronk, of Alcentra NY, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2022, BNY Mellon High Yield Fund’s (the “fund”) Class A shares produced a total return of −11.76%, Class C shares returned −12.42% and Class I shares returned −11.51%.1 In comparison, the ICE BofA U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, produced a total return of −11.21% over the same period.2

High yield corporate bonds produced negative returns during the period under pressure from increasing inflation and aggressive monetary tightening by the U.S. Federal Reserve (the “Fed”). The fund underperformed the Index primarily due to sector and credit selection.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below- investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by the fund’s sub-adviser.

In choosing securities, the fund’s sub-adviser seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management. The fund also looks for companies that are underleveraged, have positive free cash flow and are self-financing.

The fund may, but is not required to, use certain derivatives, such as options, futures, options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swap agreements (including interest-rate and credit-default swap agreements). The fund also may invest in collateralized debt obligations (CDOs). The fund may also make forward commitments, whereby it agrees to buy or sell a security in the future at a price agreed upon today.

Inflation Drives Yields Higher

Bond investors faced turbulent geopolitical, macroeconomic and market conditions during the reporting period. Inflationary pressures increased early in the period due to pandemic-related government stimulus and accommodative monetary policies, along with rising commodity prices and supply-chain bottlenecks. These pressures intensified in February 2022 when Russia attacked Ukraine, causing already elevated energy and commodity prices to spike higher. Outbreaks of the Omicron variant of COVID-19 led to lockdowns of varying severity and duration across the globe, particularly in China, interrupting economic activity while adding to supply-chain strains and further exacerbating inflation.

Despite the risks to growth from war and pandemic, the Fed felt compelled to try to curb inflation by tightening monetary policy and raising the federal funds rate, which stood near zero at the beginning of 2022. Starting with an initial increase of 0.25% in March, the Fed raised rates by a total of 4.25% during the reporting period in its most aggressive series of rate hikes since the 1980s. Rising interest rates drove bond yields sharply higher, causing bond prices to decline (bond yields and prices typically move in opposite directions). Short-term rates rose even faster than long-term rates. During most of the second half of the reporting period, the two-year Treasury rate exceeded the 10-year Treasury rate, a so-called “yield-curve inversion” widely viewed as a precursor to a recession. These conditions produced a distinctly unfavorable backdrop for bonds, which fell sharply in value, with no real safe havens. High yield bonds suffered along with investment grade corporate issues, government agencies and Treasury securities.

Improving Performance in the Second Half of the Period

During the first half of the reporting period, the fund’s performance relative to the Index was undermined by credit selections, particularly in the second quarter of 2022. Notable disappointments included holdings among cruise lines in the leisure sector, underweight exposure to the high-flying energy sector and overweight positions and disappointing credit selection in the cable and broadcast sectors. Credit-rating allocations detracted from relative returns as well, due to underweight exposure to bonds rated BB, and overweighted exposure to bonds rated CCC. Finally, spread selection in the building materials sector proved relatively weak.

Performance relative to the Index improved significantly during the second half of the year as the fund adjusted various exposures in response to the evolving environment. Specifically, we reduced the fund’s CCC exposure, increasing the position in BB-rated bonds and issues from companies that had moved from high yield to investment grade. In terms of sectors, we materially shifted the fund’s exposure away from cyclical areas, such as home builders, chemicals, broadcast and cable into sectors considered defensive or economically sensitive, such as telecommunications, health care, financials, gaming and energy. We also increased the fund’s duration, buying longer-duration, fixed-income instruments, while reducing exposure to floating-rate securities. In addition, the fund used bank loans, collateralized loan obligations and select European credit instruments as diversifiers throughout the year, all of which enhanced relative returns.

Positioned for Evolving Conditions

As of December 31, 2022, we see signs that inflationary pressures are beginning to moderate as the inflation curve begins to bend in response to the Fed’s hawkish policies. Supply chains are beginning to heal as well. The economic cost of the current cycle remains restrained thus far, with the job market remaining unexpectedly resilient and corporate profits still generally strong, aside from pockets of weakness in areas such as home builders. However, we expect to see wider indications of softness in corporate earnings as the impacts of rising interest rates filter through the economy. Although corporate leverage and default rates remain low, we believe the high yield universe is likely to experience some erosion of credit statistics in 2023, with defaults and restructuring trends beginning to return to historical averages from current, atypically low levels.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We have positioned the fund for this environment by emphasizing sectors we think are likely to prove more economically resilient, such as packaging, gaming, telecommunications and financials. Conversely, we have reduced exposure to more cyclical areas, such as autos, home builders and chemicals. From a credit perspective, we have reduced the fund’s exposure to CCC-rated bonds to below that of the Index, while more aggressively positioning the fund in bonds rated both B and BB. We have also reduced floating-rate exposure and increased the fund’s duration, positions that we believe should benefit as the Fed appears to move closer to the end of its rate-hiking trajectory.

January 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The ICE BofA U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

A collateralized loan obligation (CLO) is a single security backed by a pool of debt. The process of pooling assets into a marketable security is called securitization. Collateralized loan obligations (CLO) are often backed by corporate loans with low credit ratings or loans taken out by private equity firms to conduct leveraged buyouts. Floating-rate bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund on 12/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2022
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	-15.76%	.21%	2.48%
without sales charge	-11.76%	1.15%	2.95%
Class C shares
with applicable redemption charge †	-13.25%	.40%	2.18%
without redemption	-12.42%	.40%	2.18%
Class I shares	-11.51%	1.44%	3.22%
ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index	-11.21%	2.10%	3.94%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Fund from July 1, 2022 to December 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2022

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.87	$8.69	$3.59
Ending value (after expenses)	$1,034.80	$1,028.90	$1,036.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2022

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.84	$8.64	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2022

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8%
Advertising - 1.4%
Clear Channel Outdoor Holdings Inc., Gtd. Notes		7.75	4/15/2028	880,000	[b]	643,548
Clear Channel Outdoor Holdings Inc., Sr. Scd. Notes		5.13	8/15/2027	3,322,000	[b]	2,885,655
Lamar Media Corp., Gtd. Notes		4.00	2/15/2030	890,000		779,440
Outfront Media Capital LLC, Gtd. Notes		5.00	8/15/2027	2,463,000	[b]	2,221,125
Summer BC Holdco B SARL, Sr. Scd. Bonds	EUR	5.75	10/31/2026	2,010,000	[b]	1,842,311
					8,372,079
Aerospace & Defense - 1.6%
Spirit AeroSystems Inc., Scd. Notes		7.50	4/15/2025	2,560,000	[b]	2,535,194
TransDigm Inc., Gtd. Notes		4.88	5/1/2029	3,844,000		3,357,830
TransDigm Inc., Gtd. Notes		5.50	11/15/2027	2,605,000		2,451,513
TransDigm Inc., Sr. Scd. Notes		6.25	3/15/2026	1,538,000	[b]	1,520,144
					9,864,681
Airlines - 1.4%
Air Canada, Sr. Scd. Notes		3.88	8/15/2026	2,100,000	[b]	1,863,609
American Airlines Inc., Sr. Scd. Notes		5.50	4/20/2026	960,000	[b]	924,865
American Airlines Inc., Sr. Scd. Notes		5.75	4/20/2029	2,350,000	[b]	2,152,038
American Airlines Inc., Sr. Scd. Notes		11.75	7/15/2025	1,636,000	[b]	1,758,421
Delta Air Lines Inc., Sr. Scd. Notes		4.75	10/20/2028	2,050,000	[b]	1,930,095
					8,629,028
Automobiles & Components - 3.4%
Clarios Global LP, Gtd. Notes		8.50	5/15/2027	1,300,000	[b]	1,272,123
Clarios Global LP, Sr. Scd. Notes		6.25	5/15/2026	1,290,000	[b]	1,262,861
Dealer Tire LLC, Sr. Unscd. Notes		8.00	2/1/2028	3,052,000	[b]	2,690,196
Ford Motor Co., Sr. Unscd. Notes		5.29	12/8/2046	782,000		597,729
Ford Motor Credit Co., Sr. Unscd. Notes		2.90	2/16/2028	3,190,000		2,638,590
Ford Motor Credit Co., Sr. Unscd. Notes		3.38	11/13/2025	3,000,000		2,717,349
Ford Motor Credit Co., Sr. Unscd. Notes		3.81	1/9/2024	1,104,000		1,075,310
Ford Motor Credit Co., Sr. Unscd. Notes		3.82	11/2/2027	200,000		176,104
Ford Motor Credit Co., Sr. Unscd. Notes		4.13	8/4/2025	1,130,000		1,060,155
Ford Motor Credit Co., Sr. Unscd. Notes		4.27	1/9/2027	2,780,000		2,519,232
Ford Motor Credit Co., Sr. Unscd. Notes		5.11	5/3/2029	1,265,000	[c]	1,148,367

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Automobiles & Components - 3.4% (continued)
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	1,100,000	[b,d]	967,478
IHO Verwaltungs GmbH, Sr. Scd. Notes	EUR	3.88	5/15/2027	2,800,000	[b,d]	2,543,625
					20,669,119
Banks - 1.1%
Bank of America Corp., Jr. Sub. Notes, Ser. JJ		5.13	6/20/2024	2,290,000	[e]	2,120,985
Citigroup Inc., Jr. Sub. Notes, Ser. U		5.00	9/12/2024	2,275,000	[e]	2,030,465
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. HH		4.60	2/1/2025	2,950,000	[e]	2,607,062
					6,758,512
Beverage Products - .5%
Primo Water Holdings Inc., Gtd. Notes		4.38	4/30/2029	3,451,000	[b]	2,984,326
Building Materials - 1.2%
Eco Material Technologies Inc., Sr. Scd. Notes		7.88	1/31/2027	3,318,000	[b]	3,173,860
Griffon Corp., Gtd. Notes		5.75	3/1/2028	1,932,000		1,770,775
Standard Industries Inc., Sr. Unscd. Notes		4.75	1/15/2028	2,390,000	[b]	2,154,226
					7,098,861
Chemicals - 2.2%
Axalta Coating Systems LLC, Gtd. Notes		3.38	2/15/2029	990,000	[b]	818,126
Consolidated Energy Finance SA, Gtd. Notes		5.63	10/15/2028	2,938,000	[b]	2,500,170
Iris Holdings Inc., Sr. Unscd. Notes		8.75	2/15/2026	2,759,000	[b,d]	2,372,740
Italmatch Chemicals SPA, Sr. Scd. Notes, 3 Month EURIBOR +4.75%	EUR	6.93	9/30/2024	1,560,000	[b,f]	1,604,510
NOVA Chemicals Corp., Sr. Unscd. Notes		4.88	6/1/2024	440,000	[b]	426,708
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	3.88	10/1/2028	2,151,000	[b]	1,876,401
Olympus Water US Holding Corp., Sr. Scd. Notes		4.25	10/1/2028	565,000	[b]	459,432
Olympus Water US Holding Corp., Sr. Unscd. Notes		6.25	10/1/2029	2,112,000	[b]	1,606,189
Trinseo Materials Finance Inc., Gtd. Bonds		5.13	4/1/2029	750,000	[b]	486,765
Trinseo Materials Finance Inc., Gtd. Notes		5.38	9/1/2025	1,360,000	[b]	1,120,749
					13,271,790

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Collateralized Loan Obligations Debt - 2.9%
Ares European XII DAC CLO, Ser. 12A, Cl. E, 3 Month EURIBOR +6.10%	EUR	7.56	4/20/2032	1,450,000	[b,f]	1,302,478
Barings I Ltd. CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%		9.58	4/15/2031	2,000,000	[b,f]	1,638,784
Barings III Ltd. CLO, Ser. 2019-3A, Cl. ER, 3 Month LIBOR +6.70%		10.94	4/20/2031	1,000,000	[b,f]	862,731
Battalion X Ltd. CLO, Ser. 2016-10A, Cl. DR2, 3 Month LIBOR +6.61%		10.93	1/25/2035	1,750,000	[b,f]	1,434,338
Battalion XVI Ltd. CLO, Ser. 2019-16A, Cl. ER, 3 Month LIBOR +6.60%		10.84	12/19/2032	2,500,000	[b,f]	2,190,122
KKR 26 Ltd. CLO, Ser. 26, Cl. ER, 3 Month LIBOR +7.15%		11.23	10/15/2034	1,000,000	[b,f]	888,155
Neuberger Berman Loan Advisers 24 Ltd. CLO, Ser. 2017-24A, Cl. E, 3 Month LIBOR +6.02%		10.25	4/19/2030	2,000,000	[b,f]	1,766,496
Octagon Investment Partners 46 Ltd. CLO, Ser. 2020-2A, Cl. ER, 3 Month LIBOR +6.60%		10.68	7/15/2036	3,000,000	[b,f]	2,491,752
OHA Credit Funding 10 Ltd. CLO, Ser. 2021-10A, Cl. E, 3 Month LIBOR +6.25%		10.44	1/18/2036	1,050,000	[b,f]	965,510
OZLM VI Ltd. CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		10.13	4/17/2031	4,000,000	[b,f]	3,046,184
St. Pauls CLO, Ser. 11-A, Cl. E, 3 Month EURIBOR +6.00%	EUR	7.38	1/17/2032	1,000,000	[b,f]	869,727
					17,456,277
Commercial & Professional Services - 4.0%
Allied Universal Holdco LLC, Sr. Scd. Notes		4.63	6/1/2028	1,530,000	[b]	1,266,534
Allied Universal Holdco LLC, Sr. Scd. Notes		6.63	7/15/2026	1,810,000	[b]	1,659,879
AMN Healthcare Inc., Gtd. Notes		4.63	10/1/2027	2,060,000	[b]	1,903,007
APi Group DE Inc., Gtd. Notes		4.75	10/15/2029	706,000	[b]	615,614
APX Group Inc., Gtd. Notes		5.75	7/15/2029	4,163,000	[b]	3,453,154
HealthEquity Inc., Gtd. Notes		4.50	10/1/2029	3,132,000	[b]	2,740,970
MPH Acquisition Holdings LLC, Sr. Scd. Notes		5.50	9/1/2028	2,400,000	[b]	1,877,136
Neptune Bidco US Inc., Sr. Scd. Notes		9.29	4/15/2029	1,157,000	[b]	1,092,734
Prime Security Services Borrower LLC, Scd. Notes		6.25	1/15/2028	2,552,000	[b,c]	2,327,985
Prime Security Services Borrower LLC, Sr. Scd. Notes		5.75	4/15/2026	2,432,000	[b]	2,346,150
United Rentals North America Inc., Gtd. Notes		4.00	7/15/2030	2,225,000		1,905,872

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Commercial & Professional Services - 4.0% (continued)
Verscend Escrow Corp., Sr. Unscd. Notes		9.75	8/15/2026	3,155,000	[b]	3,097,768
					24,286,803
Consumer Discretionary - 7.4%
Carnival Corp., Gtd. Notes		6.00	5/1/2029	950,000	[b]	634,844
Carnival Corp., Sr. Unscd. Notes		7.63	3/1/2026	2,783,000	[b,c]	2,210,717
Carnival Holdings Bermuda Ltd., Gtd. Notes		10.38	5/1/2028	2,971,000	[b]	3,055,332
CCM Merger Inc., Sr. Unscd. Notes		6.38	5/1/2026	2,618,000	[b]	2,470,371
CDI Escrow Issuer Inc., Sr. Unscd. Notes		5.75	4/1/2030	2,120,000	[b]	1,904,150
Churchill Downs Inc., Gtd. Notes		4.75	1/15/2028	1,200,000	[b]	1,075,704
Everi Holdings Inc., Gtd. Notes		5.00	7/15/2029	4,177,000	[b]	3,593,333
Golden Entertainment Inc., Sr. Unscd. Notes		7.63	4/15/2026	1,960,000	[b]	1,934,904
Hilton Domestic Operating Co., Gtd. Notes		3.63	2/15/2032	1,360,000	[b]	1,091,509
Hilton Domestic Operating Co., Gtd. Notes		4.00	5/1/2031	3,000,000	[b]	2,516,070
International Game Technology PLC, Sr. Scd. Notes		4.13	4/15/2026	2,175,000	[b]	2,031,351
International Game Technology PLC, Sr. Scd. Notes		5.25	1/15/2029	2,967,000	[b]	2,769,811
KB Home, Gtd. Notes		4.00	6/15/2031	1,455,000	[c]	1,171,457
NCL Corp., Gtd. Notes		5.88	3/15/2026	300,000	[b]	236,160
NCL Corp., Sr. Scd. Notes		5.88	2/15/2027	2,252,000	[b]	1,953,509
Royal Caribbean Cruises Ltd., Gtd. Notes		9.25	1/15/2029	373,000	[b,c]	383,744
Royal Caribbean Cruises Ltd., Sr. Scd. Notes		8.25	1/15/2029	2,214,000	[b,c]	2,227,837
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes		5.50	8/31/2026	4,002,000	[b,c]	3,371,685
Scientific Games Holdings LP, Sr. Unscd. Notes		6.63	3/1/2030	5,069,000	[b]	4,288,374
Scientific Games International Inc., Gtd. Notes		7.25	11/15/2029	2,275,000	[b]	2,188,095
Taylor Morrison Communities Inc., Sr. Unscd. Notes		5.13	8/1/2030	694,000	[b]	602,398
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	1,886,000	[b]	1,693,326
WMG Acquisition Corp., Sr. Scd. Notes		3.75	12/1/2029	1,823,000	[b,c]	1,570,150
					44,974,831
Consumer Durables & Apparel - .5%
Crocs Inc., Gtd. Notes		4.25	3/15/2029	2,290,000	[b]	1,942,779

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Consumer Durables & Apparel - .5% (continued)
Levi Strauss & Co., Sr. Unscd. Notes		3.50	3/1/2031	1,643,000	[b]	1,306,169
					3,248,948
Consumer Staples - 1.0%
Kronos Acquisition Holdings Inc., Sr. Scd. Notes		5.00	12/31/2026	3,124,000	[b]	2,706,165
Newell Brands Inc., Sr. Unscd. Notes		4.45	4/1/2026	2,970,000		2,800,696
Newell Brands Inc., Sr. Unscd. Notes		5.63	4/1/2036	472,000		406,103
					5,912,964
Diversified Financials - 4.1%
AG TTMT Escrow Issuer LLC, Sr. Scd. Notes		8.63	9/30/2027	1,260,000	[b]	1,267,875
Ally Financial Inc., Gtd. Notes		8.00	11/1/2031	2,433,000	[c]	2,518,319
Encore Capital Group Inc., Sr. Scd. Notes	GBP	4.25	6/1/2028	2,120,000	[b]	1,986,151
Garfunkelux Holdco 3 SA, Sr. Scd. Notes	EUR	6.75	11/1/2025	1,260,000	[b,c]	1,086,870
Icahn Enterprises LP, Gtd. Notes		6.25	5/15/2026	2,260,000		2,176,812
Jane Street Group, Sr. Scd. Notes		4.50	11/15/2029	2,154,000	[b]	1,855,553
Navient Corp., Sr. Unscd. Notes		6.75	6/15/2026	3,575,000		3,394,594
NFP Corp., Sr. Scd. Notes		4.88	8/15/2028	941,000	[b]	802,293
NFP Corp., Sr. Unscd. Notes		6.88	8/15/2028	850,000	[b]	702,507
OneMain Finance Corp., Gtd. Notes		6.13	3/15/2024	2,520,000		2,443,140
OneMain Finance Corp., Gtd. Notes		6.63	1/15/2028	2,170,000		2,001,999
PennyMac Financial Services Inc., Gtd. Notes		5.38	10/15/2025	2,128,000	[b]	1,921,529
PennyMac Financial Services Inc., Gtd. Notes		5.75	9/15/2031	1,301,000	[b]	1,033,625
Rocket Mortgage LLC, Gtd. Notes		3.63	3/1/2029	2,090,000	[b]	1,659,665
					24,850,932
Electronic Components - 1.0%
Sensata Technologies BV, Gtd. Notes		5.88	9/1/2030	2,395,000	[b]	2,273,263
TTM Technologies Inc., Gtd. Notes		4.00	3/1/2029	4,245,000	[b,c]	3,646,413
					5,919,676
Energy - 10.8%
Aethon United Finance Corp., Sr. Unscd. Notes		8.25	2/15/2026	1,994,000	[b]	1,980,244
Antero Midstream Partners LP, Gtd. Notes		5.75	3/1/2027	1,569,000	[b]	1,485,964
Antero Midstream Partners LP, Gtd. Notes		5.75	1/15/2028	1,920,000	[b]	1,784,314
Antero Resources Corp., Gtd. Notes		5.38	3/1/2030	1,980,000	[b]	1,838,351
Antero Resources Corp., Gtd. Notes		7.63	2/1/2029	893,000	[b]	899,118
Blue Racer Midstream LLC, Sr. Unscd. Notes		6.63	7/15/2026	3,246,000	[b]	3,147,062

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Energy - 10.8% (continued)
Cheniere Energy Partners LP, Gtd. Notes	4.00	3/1/2031	1,435,000		1,223,639
Cheniere Energy Partners LP, Gtd. Notes	4.50	10/1/2029	1,200,000	[c]	1,081,772
Chesapeake Energy Corp., Gtd. Notes	6.75	4/15/2029	1,700,000	[b]	1,657,415
CQP Holdco LP, Sr. Scd. Notes	5.50	6/15/2031	5,020,000	[b]	4,394,408
Crestwood Midstream Partners LP, Gtd. Notes	5.63	5/1/2027	2,184,000	[b]	2,034,876
CrownRock LP, Sr. Unscd. Notes	5.00	5/1/2029	2,334,000	[b]	2,109,576
CVR Energy Inc., Gtd. Bonds	5.25	2/15/2025	3,914,000	[b]	3,606,692
EnLink Midstream LLC, Gtd. Notes	6.50	9/1/2030	1,892,000	[b,c]	1,875,067
EQM Midstream Partners LP, Sr. Unscd. Notes	4.75	1/15/2031	1,325,000	[b]	1,085,778
EQM Midstream Partners LP, Sr. Unscd. Notes	5.50	7/15/2028	2,934,000		2,628,726
EQM Midstream Partners LP, Sr. Unscd. Notes	7.50	6/1/2027	361,000	[b]	353,991
Occidental Petroleum Corp., Sr. Unscd. Notes	6.13	1/1/2031	1,917,000	[c]	1,938,307
Occidental Petroleum Corp., Sr. Unscd. Notes	6.45	9/15/2036	3,415,000		3,491,001
Occidental Petroleum Corp., Sr. Unscd. Notes	7.50	5/1/2031	510,000		545,777
Occidental Petroleum Corp., Sr. Unscd. Notes	8.88	7/15/2030	2,390,000		2,702,336
Ovintiv Inc., Gtd. Notes	8.13	9/15/2030	1,709,000		1,880,286
PDC Energy Inc., Gtd. Notes	5.75	5/15/2026	1,790,000		1,711,598
Permian Resources Operating LLC, Gtd. Notes	5.38	1/15/2026	740,000	[b]	674,780
Rockcliff Energy II LLC, Sr. Unscd. Notes	5.50	10/15/2029	4,593,000	[b]	4,208,221
Southwestern Energy Co., Gtd. Notes	5.38	2/1/2029	2,538,000		2,356,546
Southwestern Energy Co., Gtd. Notes	5.38	3/15/2030	1,370,000		1,252,103
Targa Resources Partners LP, Gtd. Notes	4.88	2/1/2031	3,740,000		3,382,082
TerraForm Power Operating LLC, Gtd. Notes	4.75	1/15/2030	2,800,000	[b]	2,440,965
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes	3.88	11/1/2033	3,710,000	[b]	3,037,544
Western Midstream Operating LP, Sr. Unscd. Notes	4.30	2/1/2030	2,880,000	[c]	2,520,504
				65,329,043
Environmental Control - 1.9%
Covanta Holding Corp., Gtd. Notes	4.88	12/1/2029	2,403,000	[b]	1,971,830
Covanta Holding Corp., Gtd. Notes	5.00	9/1/2030	2,690,000		2,178,128

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Environmental Control - 1.9% (continued)
GFL Environmental Inc., Gtd. Notes	4.00	8/1/2028	1,540,000	[b,c]	1,318,725
GFL Environmental Inc., Sr. Scd. Notes	3.50	9/1/2028	1,770,000	[b]	1,558,410
GFL Environmental Inc., Sr. Scd. Notes	5.13	12/15/2026	1,140,000	[b]	1,092,049
Harsco Corp., Gtd. Notes	5.75	7/31/2027	1,643,000	[b]	1,299,854
Waste Pro USA Inc., Sr. Unscd. Notes	5.50	2/15/2026	2,251,000	[b]	1,992,945
				11,411,941
Food Products - 2.0%
Chobani LLC, Gtd. Notes	7.50	4/15/2025	1,090,000	[b]	1,063,110
Chobani LLC, Sr. Scd. Notes	4.63	11/15/2028	883,000	[b]	770,166
Pilgrim's Pride Corp., Gtd. Notes	3.50	3/1/2032	1,175,000	[b]	921,135
Pilgrim's Pride Corp., Gtd. Notes	5.88	9/30/2027	1,736,000	[b]	1,686,865
Post Holdings Inc., Gtd. Notes	4.63	4/15/2030	1,820,000	[b]	1,573,981
Post Holdings Inc., Gtd. Notes	5.50	12/15/2029	1,980,000	[b]	1,795,860
United Natural Foods Inc., Gtd. Notes	6.75	10/15/2028	4,523,000	[b]	4,353,071
				12,164,188
Forest Products & Paper - .2%
Ahlstrom-Munksjo Holding 3 Oy, Sr. Scd. Bonds	4.88	2/4/2028	1,642,000	[b]	1,336,492
Health Care - 5.6%
Acadia Healthcare Co., Gtd. Notes	5.50	7/1/2028	845,000	[b]	802,835
Catalent Pharma Solutions Inc., Gtd. Notes	3.13	2/15/2029	1,200,000	[b]	957,000
Catalent Pharma Solutions Inc., Gtd. Notes	5.00	7/15/2027	1,930,000	[b]	1,798,892
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes	5.50	1/15/2028	3,081,000	[b]	2,581,200
Jazz Securities DAC, Sr. Scd. Notes	4.38	1/15/2029	2,110,000	[b]	1,884,388
Medline Borrower LP, Sr. Scd. Notes	3.88	4/1/2029	1,898,000	[b]	1,533,100
Medline Borrower LP, Sr. Unscd. Notes	5.25	10/1/2029	1,438,000	[b,c]	1,144,727
Molina Healthcare Inc., Sr. Unscd. Notes	4.38	6/15/2028	2,920,000	[b]	2,669,931
Option Care Health Inc., Gtd. Notes	4.38	10/31/2029	3,560,000	[b]	3,118,507
Organon & Co., Sr. Scd. Notes	4.13	4/30/2028	1,600,000	[b]	1,419,440
Organon & Co., Sr. Unscd. Notes	5.13	4/30/2031	3,468,000	[b]	3,008,959
Prime Healthcare Services Inc., Sr. Scd. Notes	7.25	11/1/2025	2,119,000	[b]	1,793,913
Tenet Healthcare Corp., Gtd. Notes	6.13	10/1/2028	3,440,000	[b,c]	3,087,159
Tenet Healthcare Corp., Scd. Notes	6.25	2/1/2027	2,115,000	[b,c]	2,035,772
Tenet Healthcare Corp., Sr. Scd. Notes	4.63	6/15/2028	2,990,000	[b]	2,680,060

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Health Care - 5.6% (continued)
Tenet Healthcare Corp., Sr. Scd. Notes		5.13	11/1/2027	3,690,000	[b]	3,440,076
					33,955,959
Industrial - 1.8%
Chart Industries Inc., Sr. Scd. Notes		7.50	1/1/2030	869,000	[b]	874,683
Dycom Industries Inc., Gtd. Notes		4.50	4/15/2029	4,482,000	[b]	3,907,584
Husky III Holding Ltd., Sr. Unscd. Notes		13.00	2/15/2025	3,439,000	[b,d]	3,052,112
Titan Acquisition Ltd., Sr. Unscd. Notes		7.75	4/15/2026	1,304,000	[b]	1,176,427
TK Elevator US Newco Inc., Sr. Scd. Notes		5.25	7/15/2027	2,050,000	[b]	1,823,680
					10,834,486
Information Technology - 2.3%
AthenaHealth Group Inc., Sr. Unscd. Notes		6.50	2/15/2030	5,389,000	[b]	3,981,432
Boxer Parent Co., Sr. Scd. Notes	EUR	6.50	10/2/2025	1,800,000	[b]	1,842,136
Elastic NV, Sr. Unscd. Notes		4.13	7/15/2029	2,300,000	[b]	1,860,642
Fair Isaac Corp., Sr. Unscd. Notes		4.00	6/15/2028	2,973,000	[b]	2,703,278
MSCI Inc., Gtd. Notes		3.63	9/1/2030	2,170,000	[b]	1,807,664
PTC Inc., Gtd. Notes		4.00	2/15/2028	2,070,000	[b]	1,866,628
					14,061,780
Insurance - 1.8%
Acrisure LLC, Sr. Scd. Notes		4.25	2/15/2029	3,110,000	[b]	2,571,080
Acrisure LLC, Sr. Unscd. Notes		7.00	11/15/2025	1,000,000	[b]	920,393
Alliant Holdings Intermediate LLC, Sr. Scd. Notes		4.25	10/15/2027	1,895,000	[b]	1,700,152
Alliant Holdings Intermediate LLC, Sr. Unscd. Notes		6.75	10/15/2027	2,350,000	[b]	2,117,373
AmWINS Group Inc., Sr. Unscd. Notes		4.88	6/30/2029	1,793,000	[b]	1,523,058
GTCR AP Finance Inc., Sr. Unscd. Notes		8.00	5/15/2027	2,000,000	[b]	1,918,920
					10,750,976
Internet Software & Services - 2.9%
Arches Buyer Inc., Sr. Scd. Notes		4.25	6/1/2028	570,000	[b]	446,562
Cogent Communications Group Inc., Gtd. Notes		7.00	6/15/2027	2,670,000	[b]	2,619,745
Gen Digital Inc., Gtd. Notes		6.75	9/30/2027	2,890,000	[b]	2,835,957
Go Daddy Operating Co., Gtd. Notes		5.25	12/1/2027	2,520,000	[b]	2,389,414
Match Group Holdings II LLC, Sr. Unscd. Notes		5.00	12/15/2027	2,630,000	[b]	2,424,124
Northwest Fiber LLC, Sr. Scd. Notes		4.75	4/30/2027	2,178,000	[b]	1,919,063
Northwest Fiber LLC, Sr. Unscd. Notes		6.00	2/15/2028	2,487,000	[b,c]	1,928,751

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Internet Software & Services - 2.9% (continued)
TripAdvisor Inc., Gtd. Notes		7.00	7/15/2025	960,000	[b]	950,025
Uber Technologies Inc., Gtd. Notes		4.50	8/15/2029	2,190,000	[b]	1,912,155
					17,425,796
Materials - 4.6%
ARD Finance SA, Sr. Scd. Notes	EUR	5.00	6/30/2027	1,530,000	[b,d]	1,108,226
ARD Finance SA, Sr. Scd. Notes		6.50	6/30/2027	1,448,297	[b,d]	1,009,626
Ball Corp., Gtd. Notes		3.13	9/15/2031	3,410,000	[c]	2,743,106
Berry Global Inc., Scd. Notes		5.63	7/15/2027	3,175,000	[b]	3,102,800
Graham Packaging Co., Gtd. Notes		7.13	8/15/2028	2,658,000	[b]	2,222,015
LABL Inc., Sr. Scd. Notes		6.75	7/15/2026	2,670,000	[b]	2,520,944
LABL Inc., Sr. Unscd. Notes		8.25	11/1/2029	537,000	[b]	428,713
LABL Inc., Sr. Unscd. Notes		10.50	7/15/2027	455,000	[b]	424,096
Mauser Packaging Solutions Holding Co., Sr. Scd. Bonds	EUR	4.75	4/15/2024	1,460,000	[b]	1,509,326
Mauser Packaging Solutions Holding Co., Sr. Scd. Notes		5.50	4/15/2024	2,340,000	[b]	2,280,113
Mauser Packaging Solutions Holding Co., Sr. Unscd. Notes		7.25	4/15/2025	5,010,000	[b]	4,643,151
Pactiv Evergreen Group Issuer Inc., Sr. Scd. Notes		4.00	10/15/2027	2,880,000	[b]	2,559,313
Sealed Air Corp., Gtd. Notes		5.00	4/15/2029	3,715,000	[b]	3,497,468
					28,048,897
Media - 7.6%
Altice Financing SA, Sr. Scd. Bonds		5.75	8/15/2029	4,970,000	[b]	3,918,536
Block Communications Inc., Gtd. Notes		4.88	3/1/2028	1,363,000	[b]	1,191,371
CCO Holdings LLC, Sr. Unscd. Notes		4.75	3/1/2030	2,720,000	[b]	2,351,984
CCO Holdings LLC, Sr. Unscd. Notes		5.00	2/1/2028	4,755,000	[b]	4,327,977
CCO Holdings LLC, Sr. Unscd. Notes		5.13	5/1/2027	1,259,000	[b]	1,176,246
CCO Holdings LLC, Sr. Unscd. Notes		5.38	6/1/2029	2,185,000	[b,c]	1,980,757
CSC Holdings LLC, Gtd. Notes		5.38	2/1/2028	1,495,000	[b]	1,207,706
CSC Holdings LLC, Sr. Unscd. Notes		5.75	1/15/2030	2,567,000	[b]	1,453,423
CSC Holdings LLC, Sr. Unscd. Notes		7.50	4/1/2028	1,500,000	[b]	1,023,300
DISH DBS Corp., Gtd. Notes		5.88	11/15/2024	4,964,000		4,622,943
DISH Network Corp., Sr. Scd. Notes		11.75	11/15/2027	1,555,000	[b]	1,603,438
Gray Television Inc., Gtd. Notes		4.75	10/15/2030	2,715,000	[b]	1,968,375
iHeartCommunications Inc., Sr. Scd. Notes		6.38	5/1/2026	2,760,000		2,543,561
Nexstar Media Inc., Gtd. Notes		4.75	11/1/2028	1,885,000	[b,c]	1,633,371
Radiate Holdco LLC, Sr. Scd. Notes		4.50	9/15/2026	1,524,000	[b]	1,122,091
Sirius XM Radio Inc., Gtd. Notes		4.00	7/15/2028	2,120,000	[b]	1,849,106
Sirius XM Radio Inc., Gtd. Notes		4.13	7/1/2030	1,830,000	[b]	1,514,261
Sirius XM Radio Inc., Gtd. Notes		5.00	8/1/2027	1,340,000	[b]	1,241,592

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Media - 7.6% (continued)
UPC Broadband Finco BV, Sr. Scd. Notes	4.88	7/15/2031	3,420,000	[b]	2,851,630
Virgin Media Finance PLC, Gtd. Notes	5.00	7/15/2030	2,275,000	[b,c]	1,828,406
Ziggo Bond Co. BV, Gtd. Notes	5.13	2/28/2030	2,045,000	[b]	1,654,681
Ziggo BV, Sr. Scd. Notes	4.88	1/15/2030	3,561,000	[b]	2,985,649
				46,050,404
Metals & Mining - 1.0%
Arconic Corp., Scd. Notes	6.13	2/15/2028	1,970,000	[b]	1,851,771
FMG Resources Ltd., Sr. Unscd. Notes	6.13	4/15/2032	1,950,000	[b,c]	1,821,388
Novelis Corp., Gtd. Notes	4.75	1/30/2030	1,970,000	[b]	1,750,975
Taseko Mines Ltd., Sr. Scd. Notes	7.00	2/15/2026	775,000	[b]	682,457
				6,106,591
Real Estate - 4.0%
Blackstone Mortgage Trust Inc., Sr. Scd. Notes	3.75	1/15/2027	1,686,000	[b]	1,451,906
Iron Mountain Inc., Gtd. Notes	5.25	7/15/2030	2,810,000	[b]	2,448,227
Ladder Capital Finance Corp., Gtd. Notes	4.25	2/1/2027	2,135,000	[b]	1,797,199
Ladder Capital Finance Corp., Gtd. Notes	5.25	10/1/2025	1,894,000	[b]	1,782,805
Park Intermediate Holdings LLC, Sr. Scd. Notes	4.88	5/15/2029	3,990,000	[b]	3,382,722
Rithm Capital Corp., Sr. Unscd. Notes	6.25	10/15/2025	2,786,000	[b]	2,504,279
RLJ Lodging Trust LP, Sr. Scd. Notes	4.00	9/15/2029	2,637,000	[b]	2,141,536
SBA Communications Corp., Sr. Unscd. Notes	3.13	2/1/2029	4,206,000		3,504,628
Starwood Property Trust Inc., Sr. Unscd. Notes	3.75	12/31/2024	3,140,000	[b]	2,952,136
XHR LP, Sr. Scd. Notes	4.88	6/1/2029	2,935,000	[b]	2,407,951
				24,373,389
Retailing - 3.6%
Bath & Body Works Inc., Gtd. Notes	6.63	10/1/2030	1,960,000	[b]	1,842,621
Macy's Retail Holdings LLC, Gtd. Notes	4.50	12/15/2034	2,014,000		1,405,309
Macy's Retail Holdings LLC, Gtd. Notes	5.88	4/1/2029	2,125,000	[b]	1,884,605
New Red Finance Inc., Sr. Scd. Notes	3.50	2/15/2029	2,540,000	[b]	2,182,023
New Red Finance Inc., Sr. Scd. Notes	3.88	1/15/2028	1,853,000	[b]	1,661,679
PetSmart Inc., Gtd. Notes	7.75	2/15/2029	1,040,000	[b]	978,710
PetSmart Inc., Sr. Scd. Notes	4.75	2/15/2028	2,590,000	[b]	2,349,679
SRS Distribution Inc., Gtd. Notes	6.00	12/1/2029	1,160,000	[b]	924,698
SRS Distribution Inc., Sr. Scd. Notes	4.63	7/1/2028	712,000	[b]	632,071
Staples Inc., Sr. Scd. Notes	7.50	4/15/2026	2,876,000	[b]	2,481,240

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Retailing - 3.6% (continued)
Staples Inc., Sr. Unscd. Notes		10.75	4/15/2027	2,430,000	[b]	1,753,682
Yum! Brands Inc., Sr. Unscd. Notes		4.75	1/15/2030	1,380,000	[b]	1,268,468
Yum! Brands Inc., Sr. Unscd. Notes		5.38	4/1/2032	2,894,000		2,684,474
					22,049,259
Technology Hardware & Equipment - .6%
Banff Merger Sub Inc., Sr. Unscd. Notes	EUR	8.38	9/1/2026	441,000	[b]	427,143
Western Digital Corp., Gtd. Notes		4.75	2/15/2026	3,230,000		3,048,862
					3,476,005
Telecommunication Services - 3.8%
Altice France Holding SA, Gtd. Notes		6.00	2/15/2028	1,946,000	[b,c]	1,152,892
Altice France Holding SA, Sr. Scd. Notes		10.50	5/15/2027	2,010,000	[b]	1,536,946
Altice France SA, Sr. Scd. Notes		5.50	1/15/2028	2,630,000	[b]	2,065,260
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	3,315,000	[b]	2,533,704
CommScope Inc., Gtd. Notes		8.25	3/1/2027	338,000	[b]	262,484
CommScope Inc., Sr. Scd. Notes		6.00	3/1/2026	2,408,000	[b]	2,227,280
Connect Finco SARL, Sr. Scd. Notes		6.75	10/1/2026	4,826,000	[b]	4,482,483
Frontier Communications Holdings LLC, Scd. Notes		5.88	11/1/2029	1,129,237		875,131
Frontier Communications Holdings LLC, Sr. Scd. Notes		5.88	10/15/2027	1,510,000	[b]	1,405,463
Frontier Communications Holdings LLC, Sr. Scd. Notes		8.75	5/15/2030	2,065,000	[b]	2,103,604
Telecom Italia SPA, Sr. Unscd. Notes		5.30	5/30/2024	2,000,000	[b]	1,899,000
ViaSat Inc., Sr. Unscd. Notes		5.63	9/15/2025	2,985,000	[b]	2,774,162
					23,318,409
Transportation - .3%
First Student Bidco Inc., Sr. Scd. Notes		4.00	7/31/2029	2,083,000	[b]	1,725,916
Utilities - 3.3%
Calpine Corp., Sr. Scd. Notes		4.50	2/15/2028	2,700,000	[b]	2,414,295
Calpine Corp., Sr. Unscd. Notes		5.00	2/1/2031	1,729,000	[b,c]	1,453,240
Calpine Corp., Sr. Unscd. Notes		5.13	3/15/2028	1,565,000	[b,c]	1,399,623
Clearway Energy Operating LLC, Gtd. Notes		4.75	3/15/2028	1,639,000	[b]	1,515,248
Energia Group Ni Financeco PLC, Sr. Scd. Notes	GBP	4.75	9/15/2024	620,000	[b]	700,352
NRG Energy Inc., Gtd. Notes		3.63	2/15/2031	1,598,000	[b]	1,217,712
NRG Energy Inc., Gtd. Notes		5.25	6/15/2029	1,520,000	[b]	1,344,318
Pattern Energy Operations LP, Gtd. Notes		4.50	8/15/2028	1,877,000	[b]	1,686,305
Pike Corp., Gtd. Notes		5.50	9/1/2028	2,110,000	[b]	1,848,086

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.8% (continued)
Utilities - 3.3% (continued)
Solaris Midstream Holdings LLC, Gtd. Notes		7.63	4/1/2026	774,000	[b]	770,788
Vistra Corp., Jr. Sub. Notes		7.00	12/15/2026	3,859,000	[b,e]	3,517,009
Vistra Operations Co., Gtd. Notes		4.38	5/1/2029	2,110,000	[b,c]	1,822,263
					19,689,239
Total Bonds and Notes (cost $603,083,880)				556,407,597

Floating Rate Loan Interests - 3.1%
Commercial & Professional Services - .3%
Neptune Bidco US Inc., Dollor Term Loan B, 3 Month Term SOFR +5.00%		8.82	4/11/2029	1,440,000	[f]	1,290,607
Praesidiad Ltd., Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	5.98	10/4/2024	1,000,000	[f]	861,712
					2,152,319
Diversified Financials - .3%
Russell Investments US, New 2025 Term Loan, 1 Month LIBOR +3.50%		7.88	5/30/2025	1,712,000	[f]	1,650,368
Energy - .3%
WaterBridge Midstream Operating, Initial Term Loan, 6 Month LIBOR +5.75%		9.13	6/21/2026	1,652,152	[f]	1,592,518
Insurance - .7%
Asurion LLC, New Term Loan B-4, 1 Month LIBOR +5.25%		9.63	1/15/2029	790,156	[f]	618,862
Asurion LLC, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%		9.63	2/3/2028	4,578,000	[f]	3,597,530
					4,216,392
Media - .7%
Altice Financing SA, Term Loan B, 1 Month Term SOFR +5.00%		9.32	10/31/2027	1,920,000	[f]	1,843,200
DIRECTV Financing LLC, Closing Date Term Loan, 1 Month LIBOR +5.00%		9.38	8/2/2027	2,766,004	[f]	2,698,873
					4,542,073
Technology Hardware & Equipment - .4%
Mcafee Corp., Tranche Term Loan B-1, 1 Month Term SOFR +3.75%		7.97	3/1/2029	2,388,000	[f]	2,229,365
Telecommunication Services - .4%
CCI Buyer Inc., First Lien Initial Term Loan, 3 Month Term SOFR +4.00%		8.58	12/17/2027	2,743,160	[f]	2,627,947
Total Floating Rate Loan Interests (cost $20,608,798)				19,010,982

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - .0%
Information Technology - .0%
Skillsoft Corp.		46,443	[g]	60,376
Media - .0%
Altice USA Inc., Cl. A		29,000	[g]	133,400
Total Common Stocks (cost $1,055,331)		193,776

Exchange-Traded Funds - .8%
Registered Investment Companies - .8%
iShares iBoxx High Yield Corporate Bond ETF		32,990		2,429,054
SPDR Bloomberg High Yield Bond ETF		26,700		2,403,000
Total Exchange-Traded Funds (cost $4,827,077)		4,832,054
	1-Day Yield (%)
Investment Companies - 3.4%
Registered Investment Companies - 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $20,649,791)	4.37	20,649,791	[h]	20,649,791

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $12,233,684)	4.37	12,233,684	[h] 12,233,684
Total Investments (cost $662,458,561)		101.1%	613,327,884
Liabilities, Less Cash and Receivables		(1.1%)	(6,903,409)
Net Assets		100.0%	606,424,475

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities were valued at $460,216,880 or 75.89% of net assets.

c Security, or portion thereof, on loan. At December 31, 2022, the value of the fund’s securities on loan was $42,120,378 and the value of the collateral was $44,242,797, consisting of cash collateral of $12,233,684 and U.S. Government & Agency securities valued at $32,009,113. In addition, the value of collateral may include pending sales that are also on loan.

d Payment-in-kind security and interest may be paid in additional par.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Non-income producing security.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Cyclical	16.9
Communications	16.9
Consumer, Non-cyclical	12.9
Industrial	12.4
Financial	12.0
Energy	11.0
Investment Companies	6.2
Basic Materials	3.4
Technology	3.3
Utilities	3.2
Collateralized Loan Obligations	2.9
101.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 12/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.4%	22,719,436	425,230,588	(427,300,233)	20,649,791	477,696
Investment of Cash Collateral for Securities Loaned - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 2.0%	50,991,854	172,137,424	(210,895,594)	12,233,684	249,837	††
Total - 5.4%	73,711,290	597,368,012	(638,195,827)	32,883,475	727,533

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	2,344,463	British Pound	1,930,000	1/31/2023	9,120
Euro	6,110,000	United States Dollar	6,479,059	1/31/2023	76,104
United States Dollar	29,342,084	Euro	28,155,000	1/31/2023	(864,237)
Citigroup Global Markets Inc.
United States Dollar	48,573	British Pound	40,000	1/31/2023	172
Euro	5,700,000	United States Dollar	6,038,071	1/31/2023	77,221
Goldman Sachs & Co. LLC
United States Dollar	1,510,324	Euro	1,410,000	1/31/2023	(2,406)
United States Dollar	431,138	British Pound	350,000	1/31/2023	7,630
Gross Unrealized Appreciation					170,247
Gross Unrealized Depreciation					(866,643)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $42,120,378)—Note 1(c):
Unaffiliated issuers	629,575,086	580,444,409
Affiliated issuers	32,883,475	32,883,475
Cash denominated in foreign currency	948,663	954,568
Dividends, interest and securities lending income receivable		9,932,869
Receivable for investment securities sold		9,078,577
Receivable for shares of Beneficial Interest subscribed		6,635,549
Cash collateral held by broker—Note 4		720,000
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		170,247
		640,819,694
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		393,958
Cash overdraft due to Custodian		476,363
Payable for investment securities purchased		15,742,664
Liability for securities on loan—Note 1(c)		12,233,684
Payable for shares of Beneficial Interest redeemed		4,679,116
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		866,643
Trustees’ fees and expenses payable		2,791
		34,395,219
Net Assets ($)		606,424,475
Composition of Net Assets ($):
Paid-in capital		890,255,044
Total distributable earnings (loss)		(283,830,569)
Net Assets ($)		606,424,475

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	98,815,048	2,646,378	504,963,049
Shares Outstanding	19,293,020	516,476	98,518,190
Net Asset Value Per Share ($)	5.12	5.12	5.13

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

Investment Income ($):
Income:
Interest (net of $16,691 foreign taxes withheld at source)	50,262,919
Dividends from affiliated issuers	477,696
Income from securities lending—Note 1(c)	249,837
Total Income	50,990,452
Expenses:
Management fee—Note 3(a)	5,853,055
Distribution/Service Plan fees—Note 3(b)	285,184
Trustees’ fees—Note 3(a,d)	90,213
Loan commitment fees—Note 2	15,157
Total Expenses	6,243,609
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(90,213)
Net Expenses	6,153,396
Net Investment Income	44,837,056
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(98,146,271)
Net realized gain (loss) on forward foreign currency exchange contracts	3,254,487
Net Realized Gain (Loss)	(94,891,784)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(69,676,771)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(298,799)
Net Change in Unrealized Appreciation (Depreciation)	(69,975,570)
Net Realized and Unrealized Gain (Loss) on Investments	(164,867,354)
Net (Decrease) in Net Assets Resulting from Operations	(120,030,298)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2022	2021
Operations ($):
Net investment income	44,837,056	53,514,919
Net realized gain (loss) on investments	(94,891,784)	34,471,296
Net change in unrealized appreciation (depreciation) on investments	(69,975,570)	(36,841,523)
Net Increase (Decrease) in Net Assets Resulting from Operations	(120,030,298)	51,144,692
Distributions ($):
Distributions to shareholders:
Class A	(5,232,956)	(5,932,668)
Class C	(131,005)	(189,290)
Class I	(39,392,059)	(52,628,570)
Total Distributions	(44,756,020)	(58,750,528)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	72,462,815	81,331,942
Class C	219,300	488,841
Class I	222,666,692	312,539,331
Distributions reinvested:
Class A	4,221,519	4,673,927
Class C	130,344	184,010
Class I	10,964,066	15,038,822
Cost of shares redeemed:
Class A	(76,029,231)	(93,384,204)
Class C	(1,061,497)	(3,278,598)
Class I	(544,597,105)	(332,901,895)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(311,023,097)	(15,307,824)
Total Increase (Decrease) in Net Assets	(475,809,415)	(22,913,660)
Net Assets ($):
Beginning of Period	1,082,233,890	1,105,147,550
End of Period	606,424,475	1,082,233,890

	Year Ended December 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	13,750,753	13,238,614
Shares issued for distributions reinvested	786,126	762,901
Shares redeemed	(14,328,938)	(15,200,789)
Net Increase (Decrease) in Shares Outstanding	207,941	(1,199,274)
Class Cb
Shares sold	41,960	79,284
Shares issued for distributions reinvested	24,168	30,020
Shares redeemed	(193,173)	(533,360)
Net Increase (Decrease) in Shares Outstanding	(127,045)	(424,056)
Class Ia
Shares sold	40,814,486	50,844,736
Shares issued for distributions reinvested	2,032,596	2,452,777
Shares redeemed	(101,565,638)	(54,303,160)
Net Increase (Decrease) in Shares Outstanding	(58,718,556)	(1,005,647)

[a]	During the period ended December 31, 2021, 3,403 Class I shares representing $20,824 were exchanged for 3,408 Class A shares.
[b]

During the period ended December 31, 2022, 11,381 Class C shares representing $65,705 were automatically converted to 11,385 Class A shares and during the period ended December 31, 2021, 9,975 Class C shares representing $61,115 were automatically converted to 9,979 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	6.11	6.15	6.18	5.70	6.30
Investment Operations:
Net investment income[a]	.28	.27	.29	.32	.33
Net realized and unrealized gain (loss) on investments	(.99)	(.01)	(.02)	.49	(.57)
Total from Investment Operations	(.71)	.26	.27	.81	(.24)
Distributions:
Dividends from net investment income	(.28)	(.29)	(.30)	(.33)	(.35)
Dividends from net realized gain on investments	-	(.01)	-	-	(.01)
Total Distributions	(.28)	(.30)	(.30)	(.33)	(.36)
Net asset value, end of period	5.12	6.11	6.15	6.18	5.70
Total Return (%)[b]	(11.76)	4.33	4.77	14.42	(4.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	5.14	4.42	4.91	5.21	5.34
Portfolio Turnover Rate	90.51	101.26	122.11	67.61	72.69
Net Assets, end of period ($ x 1,000)	98,815	116,626	124,720	156,134	127,635

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	6.11	6.15	6.18	5.70	6.30
Investment Operations:
Net investment income[a]	.24	.22	.25	.27	.28
Net realized and unrealized gain (loss) on investments	(.99)	(.01)	(.02)	.49	(.57)
Total from Investment Operations	(.75)	.21	.23	.76	(.29)
Distributions:
Dividends from net investment income	(.24)	(.24)	(.26)	(.28)	(.30)
Dividends from net realized gain on investments	-	(.01)	-	-	(.01)
Total Distributions	(.24)	(.25)	(.26)	(.28)	(.31)
Net asset value, end of period	5.12	6.11	6.15	6.18	5.70
Total Return (%)[b]	(12.42)	3.55	3.99	13.57	(4.77)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.38	3.71	4.24	4.56	4.63
Portfolio Turnover Rate	90.51	101.26	122.11	67.61	72.69
Net Assets, end of period ($ x 1,000)	2,646	3,935	6,567	11,396	16,665

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	6.12	6.15	6.19	5.70	6.30
Investment Operations:
Net investment income[a]	.30	.29	.30	.33	.35
Net realized and unrealized gain (loss) on investments	(1.00)	(.01)	(.02)	.50	(.58)
Total from Investment Operations	(.70)	.28	.28	.83	(.23)
Distributions:
Dividends from net investment income	(.29)	(.30)	(.32)	(.34)	(.36)
Dividends from net realized gain on investments	-	(.01)	-	-	(.01)
Total Distributions	(.29)	(.31)	(.32)	(.34)	(.37)
Net asset value, end of period	5.13	6.12	6.15	6.19	5.70
Total Return (%)	(11.51)	4.76	4.86	14.89	(3.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.40	4.67	5.10	5.46	5.64
Portfolio Turnover Rate	90.51	101.26	122.11	67.61	72.69
Net Assets, end of period ($ x 1,000)	504,963	961,674	973,861	929,926	718,673

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective November 1, 2022, the Adviser, has engaged Alcentra NY, LLC (“Alcentra NY”) to serve as the sub-adviser to the fund, pursuant to a sub-investment advisory agreement between the Adviser and Alcentra NY (the “Sub-Advisory Agreement”). As sub-adviser to the fund, Alcentra NY, subject to the Adviser’s supervision, provides day-to-day management of the fund’s investments. Alcentra NY, located at 9 West 57th Street, Suite 4920, New York, NY 10019, is a registered investment adviser specializing in sub-investment grade corporate credit investment strategies. Alcentra NY was founded in 2002 and, together with Alcentra Limited, managed more than $35 billion in assets as of December 31, 2022. Alcentra NY is a subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions.

There is no increase in the advisory fee payable by the fund to the Adviser and the sub-advisory fee payable to Alcentra NY under the Sub-Advisory Agreement is payable by the Adviser, not the fund.

At a Special Meeting of Shareholders held on October 13, 2022, shareholders of the fund approved the Sub-Advisory Agreement. For the results of the shareholder voting, see “Proxy Results (unaudited)”.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an

NOTES TO FINANCIAL STATEMENTS (continued)

initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities, floating rate loan interests, and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon,

NOTES TO FINANCIAL STATEMENTS (continued)

maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	17,456,277	-	17,456,277
Corporate Bonds	-	538,951,320	-	538,951,320
Equity Securities - Common Stocks	193,776	-	-	193,776
Exchange-Traded Funds	4,832,054	-	-	4,832,054
Floating Rate Loan Interests	-	19,010,982	-	19,010,982
Investment Companies	32,883,475	-	-	32,883,475
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	170,247	-	170,247
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(866,643)	-	(866,643)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2022, BNY Mellon earned $34,062 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt

NOTES TO FINANCIAL STATEMENTS (continued)

securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the fund’s ability to pay redemption proceeds within the allowable time periods. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

Collaterlized Debt Obligations (“CDO”) Risk: The risks of an investment in a CDO, including a Collaterlized Bank Obligations or collateralized loan obligations (CLO), depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class. In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and default risk), investments in CDOs may be more volatile, less liquid and more difficult to price than other types of investments.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $173,285, accumulated capital losses $232,499,605 and unrealized depreciation $51,504,249.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2022. The fund has $82,305,069 of short-term capital losses and $150,194,536 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows: ordinary income $44,756,020 and $58,750,528, respectively.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Service Plan fees, brokerage commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested board members (including counsel fees) and extraordinary expenses). In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested board members (including counsel fees). During the period ended December 31, 2022, Trustees’ fees reimbursed by the Adviser amounted to $90,213.

Pursuant to a sub-investment advisory agreement between the Adviser and Alcentra NY, effective November 1, 2022, the Adviser pays Alcentra NY a monthly fee at an annual rate of .27% of the value of the fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2022, the Distributor retained $233 from commissions earned on sales of the fund’s Class A shares and $175 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended December 31, 2022, Class A and Class C shares were charged $255,219 and $22,474, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2022, Class C shares were charged $7,491 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

(c) The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $377,625, Distribution Plans fees of $22,274 and Service Plan fees of $559, which are offset against an expense reimbursement currently in effect in the amount of $6,500.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2022, amounted to $717,606,672 and $1,009,512,225, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When

NOTES TO FINANCIAL STATEMENTS (continued)

executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2022 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	170,247	(866,643)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	170,247	(866,643)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	170,247	(866,643)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital, Inc.	85,224		(85,224)	-		-
Citigroup Global Markets Inc.	77,393		-	-		77,393
Goldman Sachs & Co. LLC	7,630		(2,406)	-		5,224
Total	170,247		(87,630)	-		82,617

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital, Inc.	(864,237)		85,224	720,000		(59,013)
Goldman Sachs & Co. LLC	(2,406)		2,406	-		-
Total	(866,643)		87,630	720,000		(59,013)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2022:

Average Market Value ($)
Forward contracts	37,746,642

At December 31, 2022, the cost of investments for federal income tax purposes was $664,846,568; accordingly, accumulated net unrealized depreciation on investments was $51,518,684, consisting of $2,500,015 gross unrealized appreciation and $54,018,699 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Fund (the Fund), a series of BNY Mellon Investment Funds III including the statement of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 27, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 70.04% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on October 13, 2022. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Against	Abstain
To approve a sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Alcentra NY.	115,371,462	293,660	393,170

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on August 4, 2022 (the “August Meeting”), the Board considered and approved a sub-investment advisory agreement (the “Sub-Advisory Agreement”), between the fund’s investment adviser, BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), on behalf of the fund, and Alcentra NY, LLC (“Alcentra NY”), pursuant to which Alcentra NY would provide day-to-day management of the fund’s portfolio, and agreed to recommend that shareholders of the fund approve the Sub-Advisory Agreement at a shareholder meeting to be held on October 13, 2022. At the time of the meeting, the fund’s portfolio managers were dual employees of BNYM Adviser and Alcentra NY, and managed the fund as employees of BNYM Adviser. Alcentra NY is a subsidiary of Alcentra Group Holdings, Inc. (together with Alcentra NY, “Alcentra”), which then was an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), the parent company of BNYM Adviser. At the August Meeting, representatives of BNYM Adviser stated that, in May 2022, BNY Mellon entered into a definitive agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton would, subject to certain regulatory approvals and satisfaction of other conditions, acquire Alcentra (the “Transaction”). They noted that the Transaction was expected to be completed during the fourth quarter of 2022 (the “Closing Date”), at which time Alcentra NY would become a subsidiary of Franklin Templeton and the fund’s portfolio managers would cease being employees of BNYM Adviser and would be employees of Alcentra NY only. To enable the fund’s portfolio managers to continue to provide day-to-day management of the fund’s investments as employees of Alcentra NY, the Board members present in person at the August Meeting, including a majority of the Board members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (“Independent Board Members”), unanimously approved the Sub-Advisory Agreement, subject to shareholder approval. The Board also approved an interim sub-investment advisory agreement (the “Interim Sub-Advisory Agreement”) between BNYM Adviser, on behalf of the fund, and Alcentra NY, which did not require shareholder approval, that would go into effect for a limited period of time if shareholders did not approve the Sub-Advisory Agreement on or before the Closing Date. The Sub-Advisory Agreement was approved by fund shareholders on October 13, 2022 and became effective on the Closing Date, November 1, 2022. Consequently, it was not necessary to implement the Interim Sub-Advisory Agreement.

At the August Meeting, the Board discussed the Transaction and BNYM Adviser recommended the approval of the Sub-Advisory Agreement in order to provide continuity of portfolio management for the fund after the Closing Date. The Board, including a majority of the Independent Board Members, considered information presented to them as part of the annual review of the fund’s Management Agreement, which was most recently reapproved by the Board at a meeting held March 2-3, 2022 (the “15(c) Meeting”). At the 15(c) Meeting, the Independent Board Members requested and received information from BNYM Adviser and Alcentra NY they deemed

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

reasonably necessary for their review of the Management Agreement and the performance of the fund’s portfolio managers as dual employees of BNYM Adviser and Alcentra NY. The information received by the Board included information related to the fees paid by the fund to BNYM Adviser and the profitability of BNYM Adviser and its affiliates with respect to the fund, among other items, in accordance with Section 15(c) of the 1940 Act. Management believed that there were no material changes to the information presented at the 15(c) Meeting relevant to the Board’s consideration of the Sub-Advisory Agreement, other than the information about the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton.

In connection with the August Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and BNYM Adviser and Alcentra NY provided, materials relating to the Transaction, Alcentra NY, Alcentra Group Holdings, Inc. and Franklin Templeton in connection with the Board’s consideration of whether to approve the Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Alcentra NY, as well as information regarding Alcentra Group Holdings, Inc. and its business activities, personnel and affiliates. The Board noted that BNYM Adviser and Alcentra NY represented that there would be no diminution in the nature, extent or quality of the services provided to the fund in connection with the implementation of the Sub-Advisory Agreement. Accordingly, the Board also considered information presented to them as part of the annual agreement review process at the 15(c) Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Board was comprised of Independent Board Members and would remain so for three years following the Closing Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the fund by Alcentra NY during the two-year period following the Closing Date.

In voting to approve the Sub-Advisory Agreement, the Board considered whether the approval of the agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of BNYM Adviser and Alcentra NY in connection with their consideration of the approval of the Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive session during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of the investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement, subject to shareholder approval. The Sub-Advisory Agreement, which was approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the fund in the first quarter of 2023.

Nature, Extent and Quality of Services to be Provided under the Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by Alcentra NY to the fund under the Sub-Advisory Agreement, the Board considered (i) Alcentra NY’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Alcentra NY’s expertise in providing portfolio management services to the fund through dual employees and the performance history of the fund; (iii) Alcentra NY’s investment strategy for the fund; (iv) the fund’s long- and short-term performance relative to comparable funds and unmanaged indices; and (v) Alcentra NY’s compliance program. The Board specifically took into account that there were currently no long-term or short-term plans to make changes to the investment policies, strategies or objective of the fund, or to the status of Chris Barris and Kevin Cronk as primary portfolio managers of the fund, as a result of the Transaction or in connection with the implementation of the Sub-Advisory Agreement. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by Alcentra NY, and the fact that existing management of Alcentra currently expects that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund will be unaffected by the Transaction. The Board also considered the financial resources that will be available to Alcentra NY. The fund’s Chief Compliance Officer discussed the compliance infrastructure of the fund following the Transaction. The Board also discussed the acceptability of the terms of the Sub-Advisory Agreement.

The Board concluded that the fund will continue to benefit from the quality and experience of Alcentra NY’s investment professionals, specifically including Messrs. Barris and Cronk, who will continue to provide services to the fund after the Transaction. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Alcentra NY.

Fund Investment Performance. Because existing management of Alcentra expected that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund would be unaffected by the Transaction, the Board members considered the investment performance of those investment professionals in managing the fund’s portfolio as a factor in evaluating the Sub-Advisory Agreement.

At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing the fund’s performance with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2021. It was noted that, while the Board has found the Broadridge data generally useful, the Board members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. BNYM Adviser also provided a comparison

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance and portfolio management.

At the August Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s performance with its Performance Group and Performance Universe, all for various periods ended May 31, 2022. BNYM Adviser also provided information comparing the fund’s performance with its benchmark index and Lipper and Morningstar category percentile rankings, all for various periods ended June 30, 2022. The Board discussed with representatives of BNYM Adviser and Alcentra NY the results of the comparisons and considered the fund’s performance in light of overall financial market conditions. Where the fund’s total return performance was below the median during specified periods, the Board noted the explanations from BNYM Adviser and Alcentra NY concerning the fund’s relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it was generally satisfied with the fund’s overall performance and portfolio management.

The Board members discussed with representatives of BNYM Adviser and Alcentra NY that the investment strategies to be employed by Alcentra NY in the management of the fund’s assets were expected to remain the same under the Sub-Advisory Agreement. The Board also considered the fact that existing management of Alcentra expected that the involvement of Messrs. Barris and Cronk in the portfolio management of the fund would be unaffected by the Transaction as employees solely of Alcentra NY. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Sub-Advisory Agreement.

Management Fee and Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by BNYM Adviser, and, thus, would not impact the fees paid by the fund. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to BNYM Adviser pursuant to the Management Agreement. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to BNYM Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the August Meeting, the Board considered the proposed fee payable to Alcentra NY under the Sub-Advisory Agreement in relation to the fee paid to BNYM Adviser by the fund and the respective services to be provided by Alcentra NY and BNYM Adviser. The Board noted that the proposed fee would be paid by BNYM Adviser and, thus, would not impact the fees paid by the fund. The Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board determined that the advisory fees and other expenses continued to be reasonable in light of the nature, extent and quality of the services to be provided to the fund under the Management Agreement and Sub-Advisory Agreement. The Board concluded that the proposed fee payable by BNYM Adviser to Alcentra NY in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board received and considered a profitability analysis of BNYM Adviser and its affiliates in providing services to the fund. BNYM Adviser representatives reviewed the expenses allocated and profit received by BNYM Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to BNYM Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by BNYM Adviser and its affiliates.

At the August Meeting, the Board noted that because Alcentra NY would no longer be an affiliate of BNYM Adviser after the Closing Date, the fee payable to Alcentra NY by BNYM Adviser under the Sub-Advisory Agreement would have the effect of potentially reducing BNYM Adviser’s profitability with respect to the fund. The Board, therefore, determined that BNYM Adviser’s expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the fund after the Transaction. Consideration of profitability with respect to Alcentra NY was not relevant to the Board’s determination to approve the Sub-Advisory Agreement.

Economies of Scale. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Alcentra NY would be paid by BNYM Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the August Meeting, the Board concluded that no material impact to the analysis of economies of scale is expected as a result of the Transaction and that, to the extent in

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to Alcentra NY. At the August Meeting, the Board considered potential benefits to Alcentra NY from acting as sub-investment adviser and noted that no such ancillary benefits were indicated. At the August Meeting, the Board also considered the benefits to be received by BNY Mellon and Alcentra NY as a result of the Transaction and determined that any such ancillary benefits were reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement for the fund.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 92

———————

Francine J. Bovich (71)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 53

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 43

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (76)

Board Member (1988)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (73)

Board Member (1992)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 43

———————

Benaree Pratt Wiley (76)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 60

———————

Interested Board Member

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 21

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022, Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 54 investment companies (comprised of 112 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon High Yield Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

9 West 57th Street, Suite 4920

New York, NY 10019

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0029AR1222

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,430 in 2021 and $63,680 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,890 in 2021 and $5,000 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2021 and $0 in 2022. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,851,043 in 2021 and $3,945,912 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: February 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: February 19, 2023

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: February 17, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)